

Adept Technology
Investor Presentation
August 2015

adept
The future of robotics. Today.

Safe Harbor

This presentation includes forward-looking statements, including statements about the economic environment affecting us and the markets we serve; sources of revenues; long-term growth drivers and financial targets; marketing and commercialization of our products under development; and our ability to attract customers and market acceptance of our products. These forward-looking statements are based on our assumptions, expectations and projections about future events only as of the date of this presentation, and we make such forward-looking statements pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve numerous risks and uncertainties that are difficult to predict. The Company's actual results could differ materially from those expressed in forward-looking statements for a variety of reasons, including, but not limited to factors affecting our fluctuating operating results that are difficult to forecast or are outside our control; our limited liquidity due to historical operating losses and negative cash flow; the effect of the current state of the manufacturing sector and other businesses of our customers; the effectiveness and unintended consequences of our restructuring actions and other expense-related matters; changes in our management team; the impact of our acquired businesses and strategic plans on our cash resources and operations; the Company's inability to accurately forecast or react quickly to changes in demand for our products; seasonality of results, particularly in Europe; risks of technical and commercial acceptance of the Company's new or current products; the costs of international operations, sales and suppliers and the impact of foreign currency exchange; the cyclicality of capital spending of the Company's customers and lack of long-term customer contracts; the highly competitive nature of and rapid technological change within the intelligent automation industry; the lengthy sales cycles for the Company's products; the Company's increasing investment in markets that are subject to increased regulation; risks associated with outsourced manufacturing and single sources of supply; potential delays associated with the development and introduction of new products; and potential costs of regulatory compliance. For a discussion of risk factors relating to Adept's business, see our SEC filings, including the Company's annual report on Form 10-k for the fiscal year ended June 30, 2014, which includes the discussion in Management's Discussion and Analysis of Financial Condition and Results of Operations and Risk Factors.

The leading provider of intelligent robots, autonomous mobile solutions and services.

What We Do

Drive flawless fulfillment/repeatability, reduce operating costs, improve quality and lower scrap

Automate existing manual processes	Significantly increase production throughput	Combine robots, vision software and grippers to deliver the flexibility and intelligence of people











Core IP built on real-time control, sensing and software

adept
The future of robotics. Today.

Serving Five Primary Markets

Manufacturing



Warehouse / Logistics


adept

Food



Semiconductor



Electronics



Company Overview

Adept brand represents flawless execution, premium performance and loyal customers

- NASDAQ listed: ADEP
- 30 years established brand in innovative robotics with 3 platforms
  - Autonomous mobile robots
  - Fixed industrial robots
  - Global service and support
- Broad geographic presence
  - On the ground presence in 7 countries spanning N. America, Europe and Asia
  - 170 employees
- Over 68,000 systems installed
  - Fortune 1000 global customer base






adept
The future of robotics. Today.

Key Differentiators

Industrial

- ✔ Vision and control software
- ✔ Ease of use
- ✔ High speed and accuracy

Mobile

- ✔ Autonomous navigation
- ✔ Operates collaboratively alongside people
- ✔ Designed to work in vehicle fleets

Large Market Opportunity

Installed base of 68,000 systems over 3 continents



Fiscal 2014 Sales
Other
5%
USA
23%
Europe
45%
Asia
27%

Five Large Markets

Growing our products in multiple markets.

Focused on large companies that must automate to stay competitive and solutions that fit our core competencies

Markets	Manufacturing	Warehouse/ Logistics	Electronics	Semiconductor	Food
Fixed	✓	✓	✓		✓
Mobile	✓	✓	✓	✓	✓
Service	✓	✓	✓	✓	✓
Go to Market					
Direct sales	✓	✓	✓	✓	✓
Integrators	✓	✓	✓	✓	✓
OEMs	✓	✓	✓	✓	✓
Partners	✓	✓	✓	✓	✓

Strong Global Customer Relationships

Serving mature markets that need automation to compete globally

AMGEN | MERCK | hp | GLOBALFOUNDRIES | SIEMENS

MOTOROLA | Baxter | DELPHI Automotive Systems | BOSCH | Seagate

KRAFT | intel | SAMSUNG | WD Western Digital | NOKIA Connecting People

P&G | Johnson & Johnson | BLACK & DECKER | Valeo | GE

L'ORÉAL | KYOCERA | Visteon | HITACHI Inspire the Next | CATERPILLAR

Global Footprint



UK
Dortmund, Germany
Annecy, France
Adept Iberica
TB-Automation
ASIC Robotics
ARS srl
Italy
Automation Inc
Olympus Controls
Pleasanton, CA
Shelley Automation
Amherst, NH
Applied Controls
Cincinnati, OH
Cornerstone Technical Group
HTE Technologies
VINSSA
M.A.R Automaco
ScanStore Chile
Buenos Aires Tech
Leeman
YST
Golden Spring
Nachi
Han Shin Power Tech
Nihon-Kizai
Troop Industries
Shanghai, China
SMEE
CASTEC International
Second2None
A.R.S.I.
Singapore
Techmetics
Walls Machinery
Adept Headquarters
Adept Office
Distributor
Regional Sales Office

adept

The future of robotics. Today.

History of Technology Innovation


PUMA Robot
Integrated Vision
Line Tracking
External Servo Motion Control
Multi-Robot Coordinated Control
AIM Task-Level Software
Robot Accuracy Mapping
Vision Based,
Flexible Parts Feeding
Distributed Controls
Firewire Real Time Network
SmartController Compact Controls
3D Vision Feeding
ePLC Ethernet Robot
Closed-loop Vision Servo'ing
Quattro 4-Arm
High Speed
Parallel Robot
USDA Accepted
Controllerless
ePLC Robots
1975
1980
1985
1990
1995
2000
2005
2010
2015
Electric Robot
VAL Programming
Direct Drive Robot
Multitasking,
Real-Time OS
Programmable Pendant
Robot Personality Module
Grey Scale Vision
Geometric Locator
Inspection Vision
"No-homing" Robot
Integrated 6-DOF Force Sensing
VME Bus Architecture
Adaptive Servo Controls
Dual Encoder Control
Graphical HMI
3D-Simulation
Offline Programming
Ethernet Networking
AIM Applications Modules
Embedded
Controls Robot
Integrated DeviceNet
Distributed I/O
3D Exclusion Zones
ACE Client/Server Architecture
Compact 6-Axis Multi-Arm Controller
Force Enabled "Hand" Jogging
MobileRobots
Collaborative
Mobile
Manipulator

adept
The future of robotics. Today.

ROI: Our Technology Reduces Costs, Increases Throughput and Future-Proofs Factories

Industrial

"Hard-Tooled" conventional robot cell without vision capability





- Flexible
- Vision Guided Automation Cell

Mobile

"Hard-Wired" conventional AGV with limited flexibility





- Flexible AGV
- Natural Feature Navigation

adept
The future of robotics. Today.

Automation Technology Evolution Reaching an Inflection Point


Blind robot
Sensor guided robot
Multi-robot control
Distributed control
Collaborative Control
INDUSTRIAL
MOBILE
AGV
Mobile robot
Multi-robot coordination
Autonomous control
Collaborative control
Future: Collaborative Automation
1980
1985
1995
2005
2010
2015

adept
The future of robotics. Today.

Key Performance Drivers

Gain Market Share:
- Improve fixed product business
- Grow mobile business
- Increase total services revenues

Grow Mobile Products:
- Continue to sell to new customers and upsell current customers

Introduce New Products:
- At least one new product per quarter

Company Culture:
- Accountability and execution

Drive Revenue and Bottom-Line Growth

adept
The future of robotics. Today.

Three Product Platforms

High performance robots with best-in-class miniaturized controls

Groundbreaking autonomous mobile products, broad application expertise

Industrial Products
~60% of Revenues



Mobile Products
~20% of Revenues



Total Services
~20% of Revenues

- Field Service
  - Upgrades
  - Adv. Performance
- Maintenance Contracts
- Training
- Spare Parts

adept
The future of robotics. Today.

Focused on Improving Industrial Business

- Gain market share through the introduction of new competitively-priced products with industry-leading performance
- Market size: $1.5 billion
- Verticals: manufacturing, warehouse/ logistics, electronics, food
- Applications: assembly, packaging, inspection, dispensing
- Focus: Next generation 4-axis, 6-axis and parallel robots, GTM via integrators/partners

Industrial Products
~60% of Revenues



adept
The future of robotics. Today.

Industrial Product Roadmap

eCobra series launched in Q3 2015

- Reduce system footprint, complexity, and cost for end-user
- Pay-for-performance model provides end-users with field proven, reliable hardware at competitive price points



eCobra

Hornet product launched Q1 2016

- 50% less floor space, 25% larger workspace, 25% faster
- Hygienic design, wash-down compatible
- Competitive price/performance positioning



adept Hornet 565

Roadmap – Coming Soon:

- **New family of 6 axis robots- broader range of applications**

adept
The future of robotics. Today.

Mobile Business Gaining Traction

- Three broad-based markets:
  - Warehouse/Logistics
  - Manufacturing
  - Semiconductor
- Focus: Selling fleets of robots leading to flawless fulfillment and lower operating costs
- Applications: transport, WIP replenishment, secure transport
- 61 customers
- Competition
  - Hand carts, fixed conveyors, tuggers, forklift trucks

Mobile Products
~20% of Revenues



adept
The future of robotics. Today.

Mobile Product Roadmap



Lynx OEM:
Base unit, sold primarily to integrators





Lynx Courier:
Hospital / Lab / Light Manufacturing



Lynx Handler/Transporter:
200mm Semiconductor wafer handling

Partner/OEM/Integrator Solutions









Lynx Cart Transporter
Configurable cart Q1-2016

Roadmap – Coming Soon:

- **Larger Scale Mobile Robot [Beta development-2nd half CY 2015]**

Increase Professional Services to Drive Total Services

- Reduce our customers cost-per-cycle and total cost of ownership
- Proactive maintenance anticipating future support needs
- Refurbishment of current equipment provides for extended use and reduced cost
- Install base 68k+ systems
- Focus: total solutions model



Total Services
~20% of Revenues
Field Service
▪ Upgrades
▪ Adv. Performance
Maintenance Contracts
Training
Spare Parts

The future of robotics. Today.

Broad Product Portfolio

Industry leading software and controls for fixed and mobile automation

Fixed Industrial Robots


Cobra
Viper
Quattro
Python
SmartController™ EX
SmartVision EX
Flexible Feeding
ePLC
Ace PackXpert™

Mobile Industrial Robots


Lynx
Courier
SmartCore MX
Handler
SmartCore
Fleet Simulator
Enterprise Manager
MobilePlanner
MobileEyes

adept
The future of robotics. Today.

Alignment with Lean Manufacturing

8 Deadly Wastes


Defects
Efforts caused by rework, scrap, and incorrect information.
1
Overproduction
Production that is more than needed or before it is needed.
Waiting
Wasted time waiting for the next step in a process.
2
Non-Utilized Talent
Underutilizing people's talents, skills, & knowledge.
3
Transportation
Unnecessary movements of roducts & materials.
4
Inventory
Excess products and materials not being processed.
Motion
Unnecessary movements by people (e.g., walking).
5
Extra-Processing
More work or higher quality than is required by the customer.

1. No errors – computer driven task list with traceable actions
2. Small-lot inventory (WIP & FGI) movement automated material flow optimized movement of WIP from cell to cell
3. Labor redeployment to high value-add tasks
4. "Necessary" movement performed by robot
5. No walking or manual material handling

Using Lynx to Transport WIP in Dynamic Environments

- Transporting totes containing small packages, moving larger boxes, moving non-standard items incompatible with standard conveyors




Lynx Mobile Robot Configured for a
Manufacturing Environment









Long-Term Financial Model

Leveraging 30 years of leadership in robotics to drive sales growth and bottom line improvement

	4 to 6 years
Revenues	$200 million
Gross margin	45-50%
Operating expenses	30%
Operating Income	15-20%

adept
The future of robotics. Today.

adept